Exhibit 99.1

News

FOR IMMEDIATE RELEASE
Thermo Fisher Media Contact Information: Karen Kirkwood	Thermo Fisher Investor Contact Information: Ken Apicerno
Phone: 781-622-1306	Phone: 781-622-1294

E-mail: karen.kirkwood@thermofisher.com

Website: www.thermofisher.com

QIAGEN Media Contact Information:

Dr. Thomas Theuringer

Phone: +49 2103 29 11826

E-mail: thomas.theuringer@qiagen.com

Website: www.QIAGEN.com

E-mail: ken.apicerno@thermofisher.com QIAGEN Investor Contact Information: John Gilardi Phone: +49 2103 29 11711 E-mail: john.gilardi@qiagen.com

Thermo Fisher Scientific to Acquire QIAGEN N.V.

•	Expands specialty diagnostics portfolio with attractive molecular diagnostics capabilities, including infectious disease testing

•	Complements leading life sciences offering with innovative sample preparation, assay and bioinformatics technologies

•	Creates significant value and is expected to be immediately accretive to adjusted earnings per share after close

WALTHAM, Mass. and VENLO, The Netherlands – March 3, 2020 – Thermo Fisher Scientific Inc. (NYSE: TMO), the world leader in serving science, and QIAGEN N.V. (NYSE: QGEN; Frankfurt Prime Standard: QIA), a leading global provider of molecular diagnostics and sample preparation technologies, today announced that their boards of directors, as well as the managing board of QIAGEN N.V., have unanimously approved Thermo Fisher’s proposal to acquire QIAGEN for €39 per share in cash. The offer price represents a premium of approximately 23% to the closing price of QIAGEN’s common stock on the Frankfurt Prime Standard on March 2, 2020, the last trading day prior to the announcement of the transaction. Thermo Fisher will commence a tender offer to acquire all of the ordinary shares of QIAGEN.

The transaction values QIAGEN at approximately $11.5 billion at current exchange rates, which includes the assumption of approximately $1.4 billion of net debt.

“We are excited to bring together our complementary offerings to advance our customers’ important work, from discovery to diagnostics,” said Marc N. Casper, chairman, president and chief executive officer of Thermo Fisher Scientific. “This acquisition provides us with the opportunity to leverage our industry-leading capabilities and R&D expertise to accelerate innovation and address emerging healthcare needs. For shareholders, we expect the transaction to be immediately accretive and to generate significant cost and revenue synergies.”

QIAGEN is a leading provider of life science and molecular diagnostic solutions and employs approximately 5,100 people at 35 locations in more than 25 countries. The company generated 2019 revenue of $1.53 billion. Its sample preparation technologies are used to extract, isolate and purify DNA, RNA and proteins from a wide range of biological samples. The company’s assay technologies are then used to amplify and enrich these biomolecules to make them readily accessible for analysis. In addition, QIAGEN’s instruments can be used to automate these workflows, while its bioinformatics systems provide customers with relevant, actionable insights.

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“Our vision at QIAGEN has always been to make improvements in life possible with our differentiated Sample to Insight molecular testing solutions,” said Thierry Bernard, interim chief executive officer of QIAGEN N.V. and senior vice president, head of the molecular diagnostics business area. “This strategic step with Thermo Fisher will enable us to enter a promising new era and will give our employees the opportunity to have an even greater impact. The combination is designed to deliver significant cash value to our shareholders, while enabling us to accelerate the expansion of our solutions to provide customers worldwide with breakthroughs that advance our knowledge about the science of life and improve health outcomes.”

Casper concluded, “We look forward to welcoming QIAGEN’s employees to Thermo Fisher and are excited about the new opportunities we’ll have to advance precision medicine through new molecular diagnostics and improved life sciences workflows.”

Benefits of the Transaction

Expands Specialty Diagnostics Portfolio with Attractive Molecular Diagnostics Capabilities, Including Infectious Disease Testing. Thermo Fisher has built leading specialty diagnostics capabilities, including allergy and autoimmunity, transplant diagnostics and clinical oncology testing. QIAGEN has a strong presence in molecular diagnostics with a product portfolio focused on infectious disease and other growth opportunities. The combined company will accelerate the development of higher-specificity, faster and more comprehensive tests that may improve patient outcomes and reduce the cost of care.

Complementary Offering Enhances Unique Value Proposition for Life Sciences Customers. For life sciences researchers, QIAGEN’s innovative sample preparation, assay and bioinformatics technologies are complementary to Thermo Fisher’s genetic analysis and biosciences capabilities. As an example, with an expanded portfolio, Thermo Fisher will be able to provide research customers with broader capabilities to accelerate discovery and enable scientific breakthroughs.

Commercial and Geographic Reach Expand Customer Access. Thermo Fisher will be able to leverage its extensive commercial reach, including its Fisher Scientific customer channels and comprehensive e-commerce platforms, to expand customer access to QIAGEN’s product portfolio. Furthermore, given Thermo Fisher’s leading presence in high-growth and emerging markets, QIAGEN will be able to further penetrate these regions.

Delivers Attractive Financial Benefits through the PPI Business System, Including Proven Integration Approach. The transaction is expected to be immediately accretive to Thermo Fisher’s adjusted EPS after close. Thermo Fisher expects to realize total synergies of $200 million by year three following the close, consisting of $150 million of cost synergies and $50 million of adjusted operating income1 benefit from revenue synergies.

Financing and Approvals

The transaction, which is expected to be completed in the first half of 2021, is subject to the satisfaction of customary closing conditions, including the receipt of applicable regulatory approvals, the adoption of certain resolutions relating to the transaction at an Extraordinary General Meeting of QIAGEN’s shareholders, and completion of the tender offer.

1 Adjusted earnings per share and adjusted operating income are non-GAAP measures that exclude certain items detailed later in this press release under the heading “Use of Non-GAAP Financial Measures.”

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Thermo Fisher has obtained committed bridge financing. Permanent funding is expected to come from cash on hand and the issuance of new debt. The transaction is not subject to any financing condition.

Advisors

J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC are serving as financial advisors to Thermo Fisher, and Wachtell, Lipton, Rosen & Katz is serving as legal counsel. For QIAGEN, Goldman Sachs International is serving as lead financial advisor and Barclays Bank PLC is serving as financial advisor, while De Brauw Blackstone Westbroek NV, Linklaters LLP and Mintz, Levin, Cohn, Ferris, Glovsky and Popeo P.C. are serving as legal counsel.

Conference Call and Webcast

Thermo Fisher will host a conference call and webcast at 8:30 a.m. Eastern Time today to provide more information on this announcement. The webcast and accompanying slides can be accessed in the Investors section of www.thermofisher.com. An audio archive of the call will be available in that section of the website until March 17, 2020.

Conference Call Dial-In:

Domestic: (877) 680-7924

International: (647) 689-5468

Conference ID: 5953988

Replay Dial-In:

Dial-In: (800) 585-8367 or (416) 621-4642

Conference ID: 5953988

Use of Non-GAAP Financial Measures

In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), Thermo Fisher uses certain non-GAAP financial measures, including adjusted EPS and adjusted operating income, which exclude certain acquisition-related costs, including charges for the sale of inventories revalued at the date of acquisition and significant transaction costs; restructuring and other costs/income; and amortization of acquisition-related intangible assets. Adjusted EPS also excludes certain other gains and losses that are either isolated or cannot be expected to occur again with any regularity or predictability, tax provisions/benefits related to the previous items, benefits from tax credit carryforwards, the impact of significant tax audits or events and the results of discontinued operations. Thermo Fisher excludes the above items because they are outside of the company’s normal operations and/or, in certain cases, are difficult to forecast accurately for future periods. Thermo Fisher believes that the use of non-GAAP measures helps investors to gain a better understanding of the company’s core operating results and future prospects, consistent with how management measures and forecasts the company's performance, especially when comparing such results to previous periods or forecasts.

About Thermo Fisher

Thermo Fisher Scientific Inc. (NYSE: TMO) is the world leader in serving science, with annual revenue exceeding $25 billion. Our Mission is to enable our customers to make the world healthier, cleaner and safer. Whether our customers are accelerating life sciences research, solving complex analytical challenges, improving patient diagnostics and therapies or increasing productivity in their laboratories, we are here to support them. Our global team of more than 75,000 colleagues delivers an unrivaled combination of innovative technologies, purchasing convenience and pharmaceutical services through our industry-leading brands, including Thermo Scientific, Applied Biosystems, Invitrogen, Fisher Scientific, Unity Lab Services and Patheon. For more information, please visit www.thermofisher.com.

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About QIAGEN

QIAGEN N.V., a Netherlands-based holding company, is the leading global provider of Sample to Insight solutions that enable customers to gain valuable molecular insights from samples containing the building blocks of life. Our sample technologies isolate and process DNA, RNA and proteins from blood, tissue and other materials. Assay technologies make these biomolecules visible and ready for analysis. Bioinformatics software and knowledge bases interpret data to report relevant, actionable insights. Automation solutions tie these together in seamless and cost-effective workflows. QIAGEN provides solutions to more than 500,000 customers around the world in Molecular Diagnostics (human healthcare) and Life Sciences (academia, pharma R&D and industrial applications, primarily forensics). As of December 31, 2019, QIAGEN employed approximately 5,100 people in over 35 locations worldwide. Further information can be found at http://www.qiagen.com.

Forward-looking Statements

This communication contains forward-looking statements that involve a number of risks and uncertainties. Words such as “believes,” “anticipates,” “plans,” “expects,” “seeks,” “estimates,” and similar expressions are intended to identify forward-looking statements, but other statements that are not historical facts may also be deemed to be forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by forward-looking statements include risks and uncertainties relating to: the need to develop new products and adapt to significant technological change; implementation of strategies for improving growth; general economic conditions and related uncertainties, including the impact of public health epidemics; dependence on customers’ capital spending policies and government funding policies; the effect of economic and political conditions and exchange rate fluctuations; use and protection of intellectual property; the effect of changes in governmental regulations; and the effect of laws and regulations governing government contracts, as well as the possibility that expected benefits related to recent or pending acquisitions, including the proposed transaction, may not materialize as expected; the proposed transaction not being timely completed, if completed at all; regulatory approvals required for the transaction not being timely obtained, if obtained at all, or being obtained subject to conditions; prior to the completion of the transaction, QIAGEN’s business experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, licensees, other business partners or governmental entities; difficulty retaining key employees; the outcome of any legal proceedings related to the proposed transaction; and the parties being unable to successfully implement integration strategies or to achieve expected synergies and operating efficiencies within the expected time-frames or at all. Additional important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in Thermo Fisher’s Annual Report on Form 10-K for the year ended December 31, 2019, which is on file with the U.S. Securities and Exchange Commission (“SEC”) and available in the “Investors” section of Thermo Fisher’s website, ir.thermofisher.com, under the heading “SEC Filings,” and in any subsequent Quarterly Reports on Form 10-Q and other documents Thermo Fisher files with the SEC, and in QIAGEN’s Annual Report on Form 20-F for the year ended December 31, 2019, which is on file with the SEC and available in the “Investor Relations” section of QIAGEN’s website, corporate.qiagen.com/investor-relations, under the heading “Financial Reports,” and in any subsequent Quarterly Reports on Form 6-K and other documents QIAGEN files or furnishes with the SEC. While Thermo Fisher or QIAGEN may elect to update forward-looking statements at some point in the future, Thermo Fisher and QIAGEN specifically disclaim any obligation to do so, even if estimates change and, therefore, you should not rely on these forward-looking statements as representing either Thermo Fisher’s or QIAGEN’s views as of any date subsequent to today.

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Additional Information and Where to Find it

The tender offer referenced herein has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any ordinary shares of QIAGEN or any other securities, nor is it a substitute for the tender offer materials that Thermo Fisher or its acquisition subsidiary will file with the SEC and publish in Germany. The terms and conditions of the tender offer will be published in, and the offer to purchase ordinary shares of QIAGEN will be made only pursuant to, the offer document and related offer materials prepared by Thermo Fisher and its acquisition subsidiary and as approved by the German Federal Financial Supervisory Authority (Bundesanstalt für Finanzdienstleistungsaufsicht, “BaFin”). Once the necessary permission from BaFin has been obtained, the offer document and related offer materials will be published in Germany and also filed with the SEC in a tender offer statement on Schedule TO at the time the tender offer is commenced. QIAGEN intends to file a solicitation/recommendation statement on Schedule 14D-9 with the SEC with respect to the tender offer; in addition, QIAGEN will publish a document combining the recommendation statement pursuant to Sec. 27 of the German Securities Acquisition and Takeover Act (Wertpapiererwerbs- und Übernahmegesetz, WpÜG) and the position statement (gemotiveerde standpuntbepaling) pursuant to Section 18 and appendix G of the Dutch Decree on Public Takeovers (Besluit Openbare Biedingen). The offer document for the tender offer (in German and in English) containing the detailed terms and conditions of, and other information relating to, the tender offer will, among other things, be published on the internet at https://corporate.thermofisher.com/en/offer.html.

Acceptance of the tender offer by shareholders that are resident outside Germany and the United States may be subject to further legal requirements. With respect to the acceptance of the tender offer outside Germany and the United States, no responsibility is assumed for the compliance with such legal requirements applicable in the respective jurisdiction.

THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9, AS THEY MAY BE AMENDED FROM TIME TO TIME, AS WELL AS QIAGEN’S RECOMMENDATION STATEMENT PURSUANT TO SEC. 27 WPÜG AND position statement (gemotiveerde standpuntbepaling) pursuant to Section 18 and appendix G of the Dutch Decree on Public Takeovers (Besluit Openbare Biedingen) WILL CONTAIN IMPORTANT INFORMATION. INVESTORS AND SHAREHOLDERS OF QIAGEN ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY, AND NOT THIS DOCUMENT, WILL GOVERN THE TERMS AND CONDITIONS OF THE TENDER OFFER, AND BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT SUCH PERSONS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR ORDINARY SHARES.

The tender offer materials, including the offer to purchase and the related letter of transmittal and certain other tender offer documents, and the solicitation/recommendation statement (when they become available) and other documents filed with the SEC by Thermo Fisher or QIAGEN, may be obtained free of charge at the SEC’s website at www.sec.gov or at QIAGEN’s website at www.qiagen.com or by contacting QIAGEN’s investor relations department at 240-686-2222 or at Thermo Fisher’s website at www.thermofisher.com or by contacting Thermo Fisher’s investor relations department at 781-622-1111. In addition, Thermo Fisher’s tender offer statement and other documents it will file with the SEC will be available at https://ir.thermofisher.com/investors. Furthermore, copies of the offer document will also be available free of charge at the information agent to be identified in the offer document.

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